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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Liberty Broadband Corporation
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700

[                        ], 2015

Dear Stockholder:

        You are cordially invited to attend the special meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 8:30 a.m., local time, on September 23, 2015, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112, telephone (720) 852-7700.

        At the special meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of special meeting and proxy statement, as well as on such other business as may properly come before the meeting.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the special meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or, if you received a paper proxy card, by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.

        Thank you for your cooperation and continued support and interest in Liberty Broadband.

Very truly yours,
Gregory B. Maffei President and Chief Executive Officer

        The Notice of Internet Availability of Proxy Materials is first being mailed on or about [                        ], 2015, and the proxy materials relating to the special meeting will first be made available on or about the same date.

LIBERTY BROADBAND CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be Held on September 23, 2015

        NOTICE IS HEREBY GIVEN of the special meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband) to be held at 8:30 a.m., local time, on September 23, 2015, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112, telephone (720) 852-7700, to consider and vote on the following proposals:

  1.
  A proposal (which we refer to as the share issuance proposal) to approve the issuance of shares of Liberty Broadband's Series C common stock (the Series C Shares) pursuant to the terms of certain Amended and Restated Investment Agreements entered into by Liberty Broadband with various investors (the Investment Agreements) and an Amended and Restated Assignment and Assumption of Investment Agreement entered into by Liberty Broadband, among others (the Assignment); and

  2.
  A proposal (the adjournment proposal, and together with the share issuance proposal, the proposals) to authorize the adjournment of the special meeting by Liberty Broadband to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the share issuance proposal.

        Liberty Broadband will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof and included in the notice of such special meeting or any adjournment or postponement thereof.

        Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on August 6, 2015, the record date for the special meeting, will be entitled to notice of the special meeting and to vote at the special meeting or any adjournment or postponement thereof. These holders will vote together as a single class on the proposals. The holders of record of our Series C common stock, par value $0.01 per share, are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the special meeting.

        We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

        Our board of directors has unanimously approved the proposals and recommends that you vote "FOR" each of the proposals.

        Votes may be cast in person at the special meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.

i

        YOUR VOTE IS IMPORTANT.    Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the special meeting.

By order of the board of directors,
Pamela L. Coe Vice President, Deputy General Counsel and Secretary

Englewood, Colorado
[            ], 2015

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

ii

iii

LIBERTY BROADBAND CORPORATION
a Delaware corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5700

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

        We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our Special Meeting of Stockholders to be held at 8:30 a.m., local time, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112 on September 23, 2015, or at any adjournment or postponement of the special meeting. At the special meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Special Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), and Series B common stock, par value $0.01 per share (LBRDB). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the special meeting. We refer to LBRDA, LBRDB and LBRDK together as our common stock.

THE SPECIAL MEETING

Notice and Access of Proxy Materials

        We have elected, in accordance with the Securities and Exchange Commission's "Notice and Access" rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement electronically. The Notice is first being mailed to our stockholders on or about [                        ], 2015. The proxy statement will first be made available to our stockholders on or about the same date.

        The Notice instructs you how to access and review the proxy statement and how to submit your proxy via the Internet or by telephone. The Notice also instructs you how to request and receive a paper copy of the proxy statement, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy statement to you unless specifically requested to do so.

Electronic Delivery

        Registered stockholders may elect to receive future notices and proxy statements by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy statements at any time by contacting our transfer agent, Computershare, at 866-367-6355 (outside the United States 1-781-575-3400). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.

Time, Place and Date

        The special meeting of stockholders is to be held at 8:30 a.m., local time, on September 23, 2015, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112, telephone (720) 852-7700.

Purpose

        At the special meeting, you will be asked to consider and vote on each of (i) the share issuance proposal and (ii) the adjournment proposal.

        Share Issuance Proposal.    Our common stock is listed on The Nasdaq Stock Market (Nasdaq) and, as such, we are subject to the Nasdaq Listing Rules, including with respect to stockholder approval requirements. Nasdaq Listing Rule 5635(a) requires that an issuer obtain stockholder approval "prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock . . . other than a public offering for cash . . . the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities." In connection with the proposed acquisition of Time Warner Cable Inc. and Bright House Networks, LLC by Charter Communications, Inc. (as described in more detail below), Liberty Broadband has agreed to invest $5 billion in New Charter (as defined below), a portion of which will be funded through the issuance of new Series C Shares. We currently expect to issue 78,250,042 Series C Shares, which is anticipated to exceed 20% of the number of shares of our common stock outstanding prior to the issuance. Furthermore, the Investment Agreements contractually provide that we will seek stockholder approval in connection with the issuance of the new Series C Shares. See "Proposals of Our Board—Proposal 1—The Share Issuance Proposal."

        Adjournment Proposal.    To ensure that a sufficient number of shares of our common stock are voted to be able to determine whether the share issuance proposal may be approved, Liberty Broadband may need to adjourn the special meeting to solicit additional proxies. If the adjournment proposal does not receive the requisite approval at the special meeting, Liberty Broadband may decide to call a new stockholders meeting at which it may again seek stockholder approval of the share issuance proposal, which could significantly delay Liberty Broadband's ability to complete the issuance of the Series C Shares, which could result in Liberty Broadband issuing a limited number of Series C Shares and shares of a new series of non-convertible preferred stock. See "Proposals of Our Board—Proposal 2—The Adjournment Proposal."

        Liberty Broadband will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof and included in the notice of such special meeting or any adjournment or postponement thereof.

Quorum

        In order to conduct the business of the special meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the special meeting must be represented at the special meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will not be treated as present for purposes of determining the presence of a quorum. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

Who May Vote

        Holders of shares of LBRDA and LBRDB, as recorded in our stock register as of 5:00 p.m., New York City time, on August 6, 2015 (such date and time, the record date for the special meeting), will be entitled to notice of the special meeting and to vote at the special meeting or any adjournment or postponement thereof.

Votes Required

        Each of the share issuance proposal and the adjournment proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the special meeting, voting together as a single class.

Votes You Have

        At the special meeting, holders of shares of LBRDA will have one vote per share and holders of shares of LBRDB will have ten votes per share, in each case, that our records show are owned as of the record date.

Recommendation of Our Board of Directors

        Our board of directors has unanimously approved each of the proposals and recommends that you vote "FOR" each of the share issuance proposal and the adjournment proposal.

Shares Outstanding

        As of the record date, an aggregate of [    ] shares of LBRDA and [    ] shares of LBRDB were issued and outstanding and entitled to vote at the special meeting.

Number of Holders

        There were, as of the record date, [    ] and [    ] record holders of LBRDA and LBRDB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

Voting Procedures for Record Holders

        Holders of record of LBRDA and LBRDB as of the record date may vote in person at the special meeting, by telephone or through the Internet. Alternatively, if they received a paper proxy card, they may give a proxy by completing, signing, dating and returning the proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the Notice or the proxy card. In order to vote through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or the card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the special meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    It is recommended that you vote by proxy even if you plan to attend the special meeting. You may change your vote at the special meeting.

        If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Special Meeting of Stockholders, the shares represented by the proxy will be voted "FOR" each of the share issuance proposal and the adjournment proposal.

        If you submit a proxy indicating that you abstain from voting as to a proposal, it will have the same effect as a vote "AGAINST" the share issuance proposal and the adjournment proposals.

        If you do not submit a proxy or you do not vote in person at the special meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).

Voting Procedures for Shares Held in Street Name

        General.    If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and Nasdaq prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all the proposals described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.

        Effect of Broker Non-Votes.    Broker non-votes will not be counted as shares of our common stock present and entitled to vote for purposes of determining a quorum for the special meeting and will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA or LBRDB or how to change your vote or revoke your proxy.

Revoking a Proxy

        If you submitted a proxy prior to the start of the special meeting, you may change your vote by (i) voting in person at the special meeting, or (ii) delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Broadband Corporation, c/o Computershare Trust Company, N.A., P.O. Box 43102, Providence, Rhode Island 02940. Any signed proxy revocation or new signed proxy must be received before the start of the special meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on September 23, 2015.

        Your attendance at the special meeting will not, by itself, revoke a prior vote or proxy from you.

        If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Solicitation of Proxies

        We are soliciting proxies by means of our proxy statement on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone or e-mail. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy statements to you and getting your voting instructions.

        If you have any further questions about voting or attending the special meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735.

Other Matters to Be Voted on at the Special Meeting

        Liberty Broadband will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof and included in the notice of such special meeting or any adjournment or postponement thereof. Our board of directors is not currently aware of any business to be acted on at the special meeting other than that which is described in the Notice of Special Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the special meeting, the persons designated as proxies will have discretion to vote or to act on these matters in accordance with their judgment as to what is in the best interests of Liberty Broadband.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of LBRDA and LBRDB, which are our company's voting securities. Beneficial ownership of our LBRDK shares is set forth below only to the extent known by us or ascertainable from public filings. All of the information reported in the table below is based on publicly available filings.

        The security ownership information is given as of June 30, 2015 and, in the case of percentage ownership information, is based upon (1) 26,139,022 shares of LBRDA, (2) 2,467,547 shares of LBRDB and (3) 74,593,647 shares of LBRDK, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.

Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
John C. Malone	LBRDA	300,619	(1)	1.2	47.1
c/o Liberty Broadband Corporation	LBRDB	2,363,834	(1)	95.8
12300 Liberty Boulevard	LBRDK	6,491,378	(1)	8.7
Englewood, CO 80112
BlackRock, Inc.	LBRDA	1,945,221	(2)	7.4	3.8
55 East 52nd Street	LBRDB	—		—
New York, NY 10022	LBRDK	4,917,108	(2)	6.6
D. E. Shaw & Co., Inc.	LBRDA	1,400,997	(3)	5.4	2.8
1166 Avenue of the Americas, 9th Floor	LBRDB	—		—
New York, NY 10036	LBRDK	2,894,660	(3)	3.9
The Vanguard Group	LBRDA	1,570,865	(4)	6.0	3.1
100 Vanguard Boulevard	LBRDB	—		—
Malvern, PA 19355	LBRDK	4,447,626	(4)	6.0
Clearbridge Investments, LLC	LBRDA	2,218,225	(5)	8.5	4.4
620 Eighth Avenue	LBRDB	—		—
New York, NY 10018	LBRDK	3,626,228	(5)	4.9

(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in "—Security Ownership of Management."

(2)
Based on Schedule 13G, dated February 6, 2015, filed by BlackRock, Inc. (BlackRock) with respect to shares of LBRDA, which states that BlackRock has sole voting power over 1,686,599 shares and sole dispositive power over 1,945,221 shares, as well as on Schedule 13G, dated February 6, 2015, filed by BlackRock with respect to shares of LBRDK, which states that BlackRock has sole voting power over 4,412,342 shares of LBRDK and sole dispositive power over 4,917,108 shares of LBRDK.

(3)
Based on Form 13F, dated May 15, 2015, filed by D. E. Shaw & Co., Inc., D. E. Shaw & Co., L.P., D. E. Shaw Investment Management, L.L.C., D. E. Shaw Heliant Advisor, L.L.C., D. E. Shaw Advisor II, L.L.C. and D. E. Shaw Advisor, L.L.C. (collectively, Shaw) which states that (i) with respect to 1,400,997 shares of LBRDA, Shaw has shared investment power over 1,400,997 shares and sole voting power over 1,399,462 shares and (ii) with respect to 2,894,660 shares of LBRDK,

  Shaw has shared investment power over 2,894,660 shares and sole voting power over 2,858,385 shares.

(4)
Based on Amendment No. 1 to Form 13F, dated May 15, 2015, filed by The Vanguard Group (Vanguard), which states that (i) with respect to 1,570,865 shares of LBRDA, Vanguard has shared investment discretion over 14,341 shares, sole investment discretion over 1,556,524 shares and sole voting power over 16,341 shares, and (ii) with respect to 4,447,626 shares of LBRDK, Vanguard has shared investment discretion over 37,997 shares, sole investment discretion over 4,409,629 shares and sole voting power over 43,197 shares.

(5)
Based on Form 13F, dated May 15, 2015, filed by Clearbridge Investments, LLC (Clearbridge), which states that (i) with respect to 2,218,225 shares of LBRDA, Clearbridge has shared investment discretion over 2,218,225 shares and sole voting power over 1,996,913 shares and (ii) with respect to 3,626,228 shares of LBRDK, Clearbridge has shared investment discretion over 2,935,393 shares and sole voting power over 2,870,832 shares.

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each of our directors and named executive officers and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB and LBRDK. The security ownership information with respect to our common stock is given as of June 30, 2015, and, in the case of percentage ownership information, is based upon (1) 26,139,022 LBRDA shares, (2) 2,467,547 LBRDB shares and (3) 74,593,647 LBRDK shares, in each case, outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for all LBRDA and LBRDB shares.

        Shares of restricted stock that have been granted pursuant to our incentive plans are included in the outstanding share numbers for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after June 30, 2015 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

        The number of shares indicated as owned by the following persons includes interests in shares held by the Liberty Media 401(k) Savings Plan (the Plan) as of June 30, 2015. On July 10, 2015, the trustee of the Plan completed the liquidation of shares of LBRDA and LBRDK held by participants in the Plan and, as a result, the following persons no longer hold interests in shares of our common stock held by the Plan. Prior to such time, shares held by the trustee of the Plan for the benefit of these persons were voted as directed by such persons.

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
		(In thousands)
John C. Malone	LBRDA	301	(1)(2)(3)(4)	1.2	47.1
Chairman of the Board	LBRDB	2,364	(1)(2)(5)	95.8
	LBRDK	6,491	(1)(2)(3)(4)(5)	8.7
Gregory B. Maffei	LBRDA	852	(6)(7)(8)	3.2	1.7
President, Chief Executive	LBRDB	—		—
Officer and Director	LBRDK	2,021	(6)(7)(8)	2.7
Richard R. Green	LBRDA	**	(9)	*	*
Director	LBRDB	—		—
	LBRDK	**	(9)	*
J. David Wargo	LBRDA	104	(10)(11)	*	*
Director	LBRDB	—		—
	LBRDK	320	(10)(11)	*
John E. Welsh III	LBRDA	1		*	*
Director	LBRDB	—		—
	LBRDK	**		*
Richard N. Baer	LBRDA	5	(12)	*	*
Senior Vice President	LBRDB	—		—
and General Counsel	LBRDK	12	(12)	*
Albert E. Rosenthaler	LBRDA	37	(6)(7)(12)	*	*
Senior Vice President	LBRDB	—		—
	LBRDK	36	(6)(12)	*
Christopher W. Shean	LBRDA	34	(6)(7)(12)	*	*
Senior Vice President and	LBRDB	—		—
Chief Financial Officer	LBRDK	71	(6)(7)(12)	*
All directors and executive officers as a group (8 persons)	LBRDA	1,333	(1)(2)(3)(4)(6)(7)(8)(9)(10)(11)(12)	5.1	48.7
	LBRDB	2,364	(1)(2)(5)	95.8
	LBRDK	8,952	(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)	12.0

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 25,444 shares of LBRDA, 57,641 shares of LBRDB and 216,024 shares of LBRDK held by Mr. Malone's wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes 8,689 shares of LBRDA, 27,171 shares of LBRDB and 56,722 shares of LBRDK held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(3)
Includes 153,226 shares of LBRDA and 1,400,000 shares of LBRDK pledged to Fidelity Brokerage Services, LLC (Fidelity); 468,000 shares of LBRDK pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill Lynch) and 1,693,054 shares of LBRDK pledged to Bank of America (BoA) in connection with margin loan facilities extended by Fidelity, Merrill Lynch and BoA.

(4)
Includes 62,500 shares of LBRDA and 534,500 shares of LBRDK held by The Malone Family Land Preservation Foundation and 50,760 shares of LBRDA and 510,858 shares of LBRDK held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(5)
Includes 122,649 shares of LBRDB and 712,220 shares of LBRDK held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

	LBRDA	LBRDK
Gregory B. Maffei	2,970	5,940
Albert E. Rosenthaler	539	1,078
Christopher W. Shean	1,060	2,121

Total	4,569	9,139

(7)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options and stock appreciation rights exercisable within 60 days after June 30, 2015.

	LBRDA	LBRDK
Gregory B. Maffei	399,624	807,572
Albert E. Rosenthaler	19,515	—
Christopher W. Shean	16,912	34,178

Total	436,051	841,750

(8)
Includes 14,757 shares of LBRDA and 29,515 shares of LBRDK held by the Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(9)
Includes 165 shares of LBRDA and 429 shares of LBRDK held by Mr. Green's wife, as to which Mr. Green disclaims beneficial ownership.

(10)
Includes 11,250 shares of LBRDA and 41,514 shares of LBRDK held in various accounts managed by Mr. Wargo, as to which shares Mr. Wargo has disclaimed beneficial ownership. Also includes 901 shares of LBRDA and 2,357 shares of LBRDK held by Mr. Wargo's spouse and 4,265 shares of LBRDA and 11,168 shares of LBRDK held by Mr. Wargo's brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership.

(11)
Includes (i) 78,155 shares of LBRDA and 240,795 shares of LBRDK pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo; (ii) 5,209 shares of LBRDA and 13,639 shares of LBRDK pledged to UBS Financial Services, Inc. (UBS) in connection with margin loan facilities extended by UBS to Mr. Wargo and (iii) 1,200 shares of LBRDA and 1,200 shares of LBRDK held by Mr. Wargo's brother that are pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo's brother.

(12)
Includes restricted shares, none of which has vested, as follows:

	LBRDA	LBRDK
Richard N. Baer	4,843	9,686
Albert E. Rosenthaler	4,772	9,545
Christopher W. Shean	4,772	9,545

Total	14,387	28,776

Changes in Control

        We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS OF OUR BOARD

        The following proposals will be presented at the special meeting by our board of directors.

PROPOSAL 1—THE SHARE ISSUANCE PROPOSAL

        We are asking our stockholders to approve the issuance of the Series C Shares pursuant to the terms of the Investment Agreements and the Assignment (as defined and as described below) (the share issuance). As part of the share issuance, we expect to issue 78,250,042 shares of LBRDK, generating investment proceeds of approximately $4.4 billion, which we intend to use to fund the New Charter Investment (as defined and as described below).

Overview

        Charter-TWC Transaction; Bright House Transaction.    On May 23, 2015, Charter Communications, Inc. (Charter) entered into an Agreement and Plan of Mergers (the Mergers Agreement) with Time Warner Cable Inc. (TWC), CCH I, LLC (New Charter), Nina Corporation I, Inc. (Merger Sub 1), Nina Company II, LLC (Merger Sub 2) and Nina Company III, LLC (Merger Sub 3), pursuant to which (i) New Charter will convert to a Delaware corporation, (ii) following the exchange of shares contemplated by the Contribution Agreement, dated May 23, 2015, with Liberty Interactive Corporation (LIC), Charter, New Charter and Merger Sub 1, Merger Sub 1 will merge with and into TWC, with TWC continuing as the surviving company, (iii) TWC, as the surviving corporation, will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving company, and (iv) Charter will merge with and into Merger Sub 3 (the Parent Merger), with Merger Sub 3 continuing as the surviving company and a wholly owned subsidiary of New Charter (the TWC Transactions). The TWC Transactions will close no later than five business days following the satisfaction or waiver of customary conditions to closing (the Closing Date), including the receipt of stockholder approval from each of Charter's stockholders and TWC's stockholders, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the HSR Act), an effective registration statement registering the shares of Class A common stock of New Charter, par value $0.001 per share (the New Charter Shares), issuable as consideration for the transactions contemplated by the Mergers Agreement, and the receipt of certain other regulatory approvals. Also on May 23, 2015, Charter entered into the First Amendment to the Contribution Agreement, dated as of March 31, 2015, with Advance/Newhouse Partnership (A/N), A/NPC Holdings LLC, New Charter, and Charter Communications Holdings, LLC, pursuant to which it reaffirmed its, or one of its affiliates', commitment to, subject to the satisfaction of certain conditions, acquire all of the issued and outstanding limited liability company membership interests of Bright House Networks, LLC (Bright House) from A/N (the Bright House Transactions). As a result of the TWC Transactions and the Bright House Transactions, it is expected that New Charter will become the new publicly traded parent company of Charter.

        Charter Investment Agreement.    On May 23, 2015, we entered into an Investment Agreement with Charter and New Charter (the Charter Investment Agreement). Pursuant to the Charter Investment Agreement, on the Closing Date, immediately following the closing of the Parent Merger, we will purchase from New Charter $4.3 billion (the Purchase Price) of New Charter Shares at a price per share of $176.95 (as adjusted by the applicable exchange ratio) (the New Charter Investment). Charter intends to seek the approval of its stockholders for the issuance of the New Charter Shares in accordance with its organizational documents and the rules of Nasdaq.

        The Charter Investment Agreement contains customary representations and warranties, and provides that the parties thereto will execute a customary registration rights agreement in connection with the closing of the TWC Transactions. The Charter Investment Agreement also provides that, among other things, (i) Charter will use the proceeds from the New Charter Investment to fund a portion of the cash consideration for the TWC Transactions pursuant to the Mergers Agreement, (ii) Charter shall conduct its business in the ordinary course and will not issue any equity interests prior to the Closing Date, subject to certain exceptions, including relating to equity compensation awards and (iii) Charter will not amend, waive or modify any provision of the Mergers Agreement in a manner that is adverse to Liberty Broadband without Liberty Broadband's prior written consent. The closing of the transactions contemplated by the Charter Investment Agreement is subject to certain customary conditions, including, but not limited to, (i) the approval of Charter's stockholders of the issuance of New Charter Shares pursuant to the New Charter Investment, (ii) the expiration or termination of the applicable waiting period under the HSR Act for Liberty Broadband's purchase of the New Charter Shares, (iii) the approval for listing of the New Charter Shares on Nasdaq, and (iv) the closing of the transactions contemplated by the Mergers Agreement. The Charter Investment Agreement will terminate upon certain customary events, including, but not limited to, (i) the termination of the Mergers Agreement in accordance with its terms and (ii) with respect to (x) Liberty Broadband, upon a material breach by Charter or New Charter, and (y) Charter and New Charter, upon a material breach by Liberty Broadband, in each case subject to certain cure rights.

Investor Agreements and Assignment

        We intend to pay all or a portion of the Purchase Price for the New Charter Investment using the proceeds from certain Amended and Restated Investment Agreements (the Investment Agreements) entered into with each of LIC, JANA Nirvana Master Fund L.P. (JANA Nirvana), JANA Master Fund, Ltd. (JANA Master, and together with JANA Nirvana, the JANA Funds), Coatue Offshore Master Fund, Ltd. (Coatue), Quantum Partners LP (Quantum Partners), Soroban Master Fund LP (Soroban Master Fund) and Soroban Opportunities Master Fund LP (Soroban Opportunities Master Fund, and together with Soroban Master Fund, Soroban, and together with LIC, JANA Nirvana, JANA Master, Coatue, Quantum Partners and Soroban Master Fund, the Investors) and an Amended and Restated Assignment and Assumption of Investment Agreement among Liberty Broadband, LIC, Soroban Master Fund and Soroban Opportunities Master Fund (the Assignment) pursuant to which LIC assigned a portion of its original investment to Soroban Master Fund and Soroban Opportunities Master Fund, with each agreement dated May 28, 2015 or, in the case of the Investment Agreement with Quantum Partners, May 29, 2015.

        Pursuant to the Investment Agreements and Assignment, subject to the satisfaction of certain conditions (including the satisfaction of each of the closing conditions set forth in the Mergers Agreement and the closing of the transactions contemplated by the Charter Investment Agreement), the Investors will subscribe for newly issued Series C Shares at a price of $56.23 per share and an aggregate purchase price of $4.4 billion (the Liberty Broadband Investment). Each of the Investment Agreements contains substantially similar terms and conditions, including customary registration rights (or an agreement to enter into a customary registration rights agreement prior to closing), indemnification provisions and an agreement by Liberty Broadband to use the consideration paid pursuant to the Investment Agreements for the New Charter Investment.

        As described in more detail below, we are seeking stockholder approval for the issuance of the Series C Shares pursuant to the Investment Agreements and the Assignment, in accordance with the rules and requirements of Nasdaq. If we do not receive the requisite stockholder approval for the issuance of the Series C Shares, the Investors, on a pro rata basis, will instead (subject to the satisfaction of each of the other closing conditions set forth in the Investment Agreements) acquire Series C Shares representing not more than 19.9% of the outstanding common stock of Liberty Broadband and shares of a newly issued series of non-convertible preferred stock of Liberty Broadband.

        Irrespective of our receipt of stockholder approval for the issuance of the Series C Shares, we, in our sole discretion, may determine to obtain a portion of the financing we need to complete the New Charter Investment through the incurrence of indebtedness and other non-equity financing sources, which our board of directors, in its reasonable judgment, has determined provides us with a superior alternative. In such event, each Investor's applicable portion of the Liberty Broadband Investment will be reduced, pro rata, by an amount not to exceed 25% of its investment.

        The Investment Agreements contain customary termination events, including, but not limited to, (i) as to any Investor, a breach of any representation or warranty or failure to perform a covenant by such Investor which has not been cured and would cause the conditions to closing not to be satisfied, (ii) as to any Investor, if the Closing Date has not occurred within two years of the date of the Mergers Agreement, (iii) as to any Investor, within fifteen days following an amendment, modification or waiver of any provision of the Mergers Agreement that is adverse in any material respect to Liberty Broadband and to which we have consented, (iv) as to any Investor, upon the entry of an order by a government entity of competent jurisdiction against any Investor relating to the Liberty Broadband Investment or the transactions contemplated by the Charter Investment Agreement, and (v) the termination of the Mergers Agreement.

        The following table illustrates the number of Series C Shares to be acquired by each of the Investors (assuming our receipt of stockholder approval for the issuance of the Series C Shares), the proceeds expected from share issuance, and the respective pro-forma percentage of the outstanding common stock of Liberty Broadband estimated to be beneficially owned by each Investor after giving effect to the share issuance. The pro-forma percentages presented below are based on the number of shares of our common stock outstanding as of June 30, 2015.

	Series C Shares	Investment Proceeds	Pro-Forma Percentage of the Outstanding Common Stock of Liberty Broadband
LIC	42,681,842	$2,400,000,000	23.52%
Coatue	8,892,050	500,000,000	4.90%
JANA Funds	8,892,050	500,000,000	4.90%
Quantum Partners	8,892,050	500,000,000	4.90%
Soroban	8,892,050	500,000,000	4.90%

Total	78,250,042	$4,400,000,000	43.12%

Reasons for Stockholder Approval

        While we are not required to, nor are we seeking approval for our execution of the Investment Agreements or the Assignment, our common stock is listed on Nasdaq, and as a result we are subject to the Nasdaq Listing Rules, including with respect to stockholder approval requirements. Nasdaq Listing Rule 5635(a) states: "Shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: . . . where, due to the present or potential issuance of common stock . . . other than a public offering for cash . . . the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities." As described above, we expect that the number of Series C Shares to be issued to the Investors pursuant to the share issuance will result in the issuance of more than 20% of our outstanding common stock prior to the share issuance, and we intend to use the proceeds received as consideration to acquire shares in New Charter pursuant to the New Charter Investment. Furthermore, we are required by the terms of the Investment Agreements and the Assignment to submit this share issuance proposal to our stockholders at a special meeting. Approval of this share issuance proposal will constitute approval pursuant to Nasdaq Listing Rule 5635(a).

Vote and Recommendation

        The affirmative vote of the holders of at least a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the special meeting, voting together as a single class, is required to approve the share issuance proposal.

        Our board of directors unanimously recommends a vote "FOR" the share issuance proposal.

PROPOSAL 2—THE ADJOURNMENT PROPOSAL

        We are seeking stockholder approval to adjourn the special meeting, if necessary and appropriate, to solicit additional proxies if we do not have sufficient votes at the special meeting to approve the share issuance proposal set forth above. If the special meeting is adjourned, and the adjournment is for a period of 30 days or less, no notice of the time or place of the reconvened meeting will be given to our stockholders other than an announcement made at the special meeting. At the adjourned meeting any business may be transacted that might have been transacted at the original meeting. If the adjournment is for more than 30 days, however, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the original meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Delaware law, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Vote and Recommendation

        The affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the special meeting, voting together as a single class, is required to approve the adjournment proposal.

        Our board of directors unanimously recommends a vote "FOR" the adjournment proposal.

STOCKHOLDER PROPOSALS

        We currently anticipate that the annual meeting of stockholders for the calendar year 2016 (the 2016 annual meeting) will be held during the second quarter of 2016. In order to be eligible for inclusion in our proxy materials for the 2016 annual meeting, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 24, 2015 in order to be eligible for inclusion in our proxy materials for the 2016 annual meeting, and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 4, 2016 and not later than April 3, 2016 to be considered for presentation at the 2016 annual meeting. If the 2016 annual meeting takes place more than 30 days before or 30 days after June 2, 2016 (the anniversary of the 2015 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2016 annual meeting is communicated to stockholders or public disclosure of the date of the 2016 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2016 annual meeting.

        All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, our charter and bylaws and Delaware law.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on September 23, 2015 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/LBC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. + ForAgainst Abstain For Against Abstain 1. A proposal (the “share issuance proposal”) to approve the issuance of shares of Liberty Broadband Corporation’s Series C common stock pursuant to the terms of certain Amended and Restated Investment Agreements entered into by Liberty Broadband Corporation with various investors and an Amended and Restated Assignment and Assumption of Investment Agreement entered into by Liberty Broadband Corporation. 2. A proposal to authorize the adjournment of the special meeting by Liberty Broadband Corporation to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the share issuance proposal. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 4 6 2 2 6 1 02512C MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — LIBERTY BROADBAND CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS September 23, 2015 The undersigned hereby appoint(s) Richard N. Baer and Christopher W. Shean, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Special Meeting of Stockholders to be held at 8:30 a.m., local time, on September 23, 2015, at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE